UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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AJS Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 10, 2014

Dear Stockholder:

We are pleased to invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of AJS Bancorp, Inc.  The Annual Meeting will be held at A.J. Smith Federal Savings Bank, 14757 S. Cicero Avenue, Midlothian, Illinois 60445, at 1:00 p.m., (local time) on May 21, 2014.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.  Also enclosed for your review is our 2013 Annual Report to Stockholders, which contains detailed information concerning our business activities and operating performance.

At the Annual Meeting, stockholders will be given an opportunity to elect one director to the Board of Directors, approve the AJS Bancorp, Inc. 2014 Equity Incentive Plan and ratify the appointment of our independent registered public accounting firm.

The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of the stockholders.  For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote “FOR” the nominee to be considered at the Annual Meeting, a vote “FOR” the approval of the AJS Bancorp, Inc. 2014 Equity Incentive Plan and a vote “FOR” the ratification of the independent registered public accounting firm for the year ending December 31, 2014.

We are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet.  On or about April 10, 2014, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and Annual Report and vote online.  The Notice also explains how you may request to receive a paper copy of the Proxy Statement and Annual Report.

Whether or not you are able to attend the meeting, and regardless of the number of shares you own, your vote is important and we encourage you to vote promptly.  You may vote your shares via a toll-free telephone number, over the Internet or on a paper proxy card.  Instructions regarding the methods of voting are contained on the Notice and proxy card. Your vote is important, regardless of the number of shares that you own.  Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,

Thomas R. Butkus

Chairman, President and Chief Executive Officer

AJS BANCORP, INC.

14757 South Cicero Avenue

Midlothian, Illinois 60445

(708) 687-7400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 21, 2014

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of AJS Bancorp, Inc. will be held at A. J. Smith Federal Savings Bank, 14757 S. Cicero Avenue, Midlothian, Illinois 60445, on May 21, 2014 at 1:00 p.m., local time.

The Annual Meeting is being held for the purpose of considering and acting upon:

1.                                      The election of one director to the Board of Directors;

2.                                      The approval of the AJS Bancorp, Inc. 2014 Equity Incentive Plan;

3.                                      The ratification of Crowe Horwath LLP as our independent registered public accounting firm for the year ending December 31, 2014; and

such other matters as may properly come before the Annual Meeting or any adjournments thereof.  The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned.  Stockholders of record at the close of business on March 31, 2014 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our main office located at 14757 S. Cicero Avenue, Midlothian, Illinois 60455 for the 10 days immediately prior to the Annual Meeting.  It will also be available for inspection at the Annual Meeting.

YOU MAY VOTE YOUR SHARES VIA A TOLL-FREE TELPEHONE NUMBER, OVER THE INTERNET OR ON A PAPER PROXY CARD. ANY PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.  A PROXY MAY BE REVOKED BY FILING WITH OUR CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

Our proxy statement, 2013 annual report to stockholders and proxy card are available on http://www.cfpproxy.com/7826.

By Order of the Board of Directors.

Donna J. Manuel
Corporate Secretary
Midlothian, Illinois
April 10, 2014

PROXY STATEMENT

AJS Bancorp, Inc.

14757 South Cicero Avenue

Midlothian, Illinois 60445

(708) 687-7400

ANNUAL MEETING OF STOCKHOLDERS

May 21, 2014

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of AJS Bancorp, Inc. (“AJS Bancorp”) to be used at our Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at A.J. Smith Federal Savings Bank (“A.J. Smith Federal”), 14757 S. Cicero Avenue, Midlothian, Illinois, 60445, on May 21, 2014 at 1:00 p.m., local time, and all adjournments thereof.  On April 10, 2014, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders entitled to vote, which contains instructions on how to access this proxy statement and the 2013 Annual Report and how to vote.  You may also request that a printed copy of the proxy materials be sent to you.  You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice.  The proxy materials are all available on the internet at the following website: http://www.cfpproxy.com/7826.

On October 9, 2013, AJS Bancorp, Inc., a federal corporation completed its “second step” conversion from the mutual holding company structure to the fully public stock holding company structure and was succeeded by AJS Bancorp, Inc., a Maryland corporation. All references to company and committee actions prior to October 9, 2013 are to AJS Bancorp, Inc., a federal corporation.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon.  Where no instructions are indicated, proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting.  Execution of a proxy, however, confers to the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by (i) sending written notice of revocation to our Corporate Secretary at the address shown above, (ii) submitting a new proxy over the Internet or by telephone, (iii) voting a later dated proxy card, or (iv) by attending the Annual Meeting and voting in person.  However, if you are a stockholder whose shares of common stock are not registered in your own name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.  The presence at the Annual Meeting of any stockholder who had previously submitted a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of our common stock, par value $0.01 per share, as of the close of business on March 31, 2014 (the “Record Date”) are entitled to one vote for each share then held.  Stockholders are not permitted to vote their shares cumulatively.  As of the Record Date, we had 2,313,463 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and abstentions will count towards establishing a quorum.

Persons and groups who beneficially own in excess of five percent of the common stock are required to file certain reports with the Securities and Exchange Commission (“SEC”) regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by named executive officers and directors individually, by executive officers and directors as a group, and by each person who was the beneficial owner of more than five percent of our outstanding shares of common stock on the Record Date.  None of the shares beneficially owned by directors, executive officers or nominees to the Board of Directors have been pledged as security or collateral for any loans.

Name and Address of Beneficial Owner	Number of Shares Owned		Percent of Shares of Common Stock Outstanding(1)
A.J. Smith Federal Savings Bank Employee Stock Ownership Plan Trust 14757 South Cicero Avenue Midlothian, Illinois 60445	183,088	(2)	7.9%

Sandler O’Neill Asset Management, LLC Terry Maltese 150 East 52nd Street, 30th Floor, New York, New York 10022	120,500	(3)	5.2

Named Directors and Executive Officers:(4)

Thomas R. Butkus	138,413	(5)	6.0

Raymond J. Blake	49,192	(6)	2.1

Roger L. Aurelio	38,412	(7)	1.7

Richard J. Nogal	22,167	(8)	*

Michael H. Rose	32,292	(9)	1.4

Emily Lane	2,146	(10)	*

All officers and directors as a group (6 persons)	282,622		12.2

*                 Less than 1%.

(1)         In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or dispositive power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “dispositive power” is the power to dispose or direct the disposition of shares. Beneficial ownership includes all shares held directly, as well as shares held by spouses, minor children or in trust or other indirect form of ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)         On a Schedule 13G filed with the Securities and Exchange Commission on February 7, 2014, First Bankers Trust Services, Inc. as Trustee for the A.J. Smith Federal Savings Bank Employee Stock Ownership Plan reported sole voting power over 108,783 shares, shared voting power over 74,305 shares, sole dispositive power over 174,631 shares and shared dispositive power over 8,457 shares.

(3)         On a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2014, Sandler O’Neill Asset Management, LLC reported shared dispositive and voting power with respect to 120,500 shares of our common stock; and Terry Maltese reported shared dispositive and voting power with respect to 120,500 shares of our common stock.

(4)         The business address for Directors and Executive Officers is 14757 South Cicero Avenue, Midlothian, Illinois 60445.

(5)         Includes 45,840 shares held in an IRA for the benefit of Mr. Butkus, 8,613 shares held in an IRA for the benefit of Mr. Butkus’ spouse, 14,486 shares held in a trust for the benefit of Mr. Butkus’ granddaughter, 12,859 shares held in the Employee Stock Ownership Plan for the benefit of Mr. Butkus and 21,334 shares held in a Profit Sharing Plan for the benefit of Mr. Butkus. In addition, Mr. Butkus has shared investment and shared voting power over the remaining 22,214 shares of AJS Bancorp common stock held in the Profit Sharing Plan in addition to the 21,334 shares held in the Profit Sharing Plan for his benefit.

(6)         Includes 24,325 shares held in an IRA for the benefit of Mr. Blake, 2,177 shares held in an IRA for the benefit of Mr. Blake’s spouse, 8,938 shares held in a trust for the benefit of Mr. Blake and 13,752 shares held in trusts for the benefit of Mr. Blake’s spouse.

(7)         Includes 10,000 shares held by Mr. Aurelio’s spouse.

(8)         Includes 14,550 shares held in an IRA for the benefit of Mr. Nogal and 1,200 options which are exercisable within 60 days from the Record Date.

(9)         Includes 15,000 shares held in a limited liability company controlled by Mr. Rose.

(10)  Includes 139 shares held in the employee stock ownership plan and seven shares held in the Profit Sharing Plan for the            benefit of Ms. Lane.

VOTING PROCEDURES AND METHOD OF COUNTING VOTES

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of the nominee proposed by the Board of Directors, or to “WITHHOLD AUTHORITY” to vote for the nominee being proposed.  Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominee being proposed is withheld.

As to the approval of the AJS Bancorp, Inc. 2014 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the Equity Incentive Plan; (ii) vote AGAINST the Equity Incentive Plan; or (iii) ABSTAIN from voting on the Equity Incentive Plan.  The affirmative vote of a majority of the outstanding votes eligible to be cast at the annual meeting is required for the approval of the Equity Incentive Plan. Broker non-votes and abstentions will have the same effect as a vote against the Equity Incentive Plan.

As to the ratification of Crowe Horwath LLP as our independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification.  The affirmative vote of a majority of the eligible votes cast at the annual meeting is required for the ratification of Crowe Horwath LLP as the independent registered public accounting firm for the year ending December 31, 2014. Broker non-votes and abstentions will have no effect on the outcome of the vote.

If your broker holds shares that you own in “street name,” the broker generally may vote your shares on routine matters even if the broker does not receive instructions from you. “Broker non-votes” are proxies received from brokers or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters. At this Annual Meeting, non-routine matters include the election of directors and the approval of the AJS Bancorp, Inc. 2014 Equity Incentive Plan while the ratification of the independent registered public accounting firm is considered a routine matter.

Proxies solicited hereby will be returned to us and will be tabulated by an inspector of election designated by our Board of Directors. PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS GIVEN ON THE PROXY.  WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED “FOR” THE PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is composed of five members.  Our bylaws provide that approximately one-third of the directors are to be elected annually.  Directors are generally elected to serve for a three year period or until their respective successors have been elected and shall qualify.  One director will be elected at the Annual Meeting.  The nominating committee of the Board of Directors has nominated Roger L. Aurelio to serve as a director for a three-year term.

The table below sets forth certain information regarding the composition of our Board of Directors, including the terms of office of board members as of the Record Date.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Annual Meeting for the election of the nominee identified below.  If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend.  At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected.  Except as indicated herein, there are no arrangements or understandings between the nominee and any other person pursuant to which such nominee was selected.  The Board of Directors recommends a vote “FOR” the nominee to serve as director until his respective term expires.

Name	Age	Position	Director Since	Term to Expire
Roger L. Aurelio	66	Director	1999	2014
Thomas R. Butkus	66	President, Chief Executive Officer and Chairman of the Board	1977	2015
Raymond J. Blake	70	Director	1979	2015
Richard J. Nogal	57	Director	2003	2016
Michael H. Rose	62	Director	2012	2016
Emily Lane	31	Chief Financial Officer	—	—

The principal occupation during the past five years of each of our directors and executive officers is set forth below.  All directors and executive officers have held their present positions for all five years unless otherwise stated.

Nominee for Election, Term Expires 2014

Roger L. Aurelio is the founder, President and Chief Executive Officer of New Supplies Company of Romeoville, Illinois, which has been selling pneumatic nailing and stapling equipment to the construction industry for over 35 years. Mr. Aurelio participates in various charitable causes and runs his own weekly food pantry with the Peoples Church of Uptown at Preston Bradely Center in Chicago. Mr. Aurelio was selected to serve as a director because of his experience managing and overseeing a business, his experience in the local construction industry which provides perspective with respect to general business operations, reviewing financial statements, understanding housing and real estate trends in our market area, and risks and opportunities related to our lending operations. In addition, Mr. Aurelio has been designated as an audit committee financial expert by the Board of Directors.

Continuing Directors

Thomas R. Butkus is the President, Chief Executive Officer and Chairman of the Board of Directors of AJS Bancorp and A.J. Smith Federal. He has been employed with A.J. Smith Federal since 1972. He has served as A.J. Smith Federal’s Chief Executive Officer and Chairman of the Board since 1988 and President, Chief Executive Officer and Chairman of the Board of AJS Bancorp (including its predecessor) since 2001. Mr. Butkus also served as A.J. Smith Federal’s President from 1982 to 2002 and resumed his position as President in 2010.  Mr. Butkus has over 41 years of community banking experience. Mr. Butkus was selected to serve as a director because his extensive experience in a variety of roles at A.J. Smith Federal which provides a broad and unique perspective on the challenges facing our organization and on our business strategies and operations.

Raymond J. Blake was a former Director of Research and Development with Commonwealth Edison, an electric utility company, until his retirement in 1997. Mr. Blake worked at Commonwealth Edison and held various management positions during his 32 years of employment. Mr. Blake participates in community service organizations and was a member of the Oak Lawn Rotary Club and a board member of Visitation Grammar School of Elmhurst, Illinois.  Mr. Blake was selected to serve as a director because of his extensive business and management experience at a regulated entity, and because his service to the community in which we operate provides a unique perspective on economic and other conditions in our market area.

Richard J. Nogal has been a law partner with Goldstine, Skrodzki, Russian, Nemec and Hoff, Ltd., of Burr Ridge, Illinois, since 2002. From May 1986 until November 2002, he was an attorney and partner with the law firm of Lillig & Thorsness, Ltd. Mr. Nogal has substantial experience in business, contract, employment, estate, health care, insurance, real estate, financial institution law, and litigation. Mr. Nogal also serves as President of the Board of Education for Consolidated High School District 230, Commissioner of Palos Fire Protection, and was Chairman

of the Board of Directors at Palos Community Hospital.  Mr. Nogal has been counsel to A.J. Smith Federal since 1986. Mr. Nogal was selected to serve as a director because his extensive legal experience provides a unique perspective on our business and operations, and because his client service and his community service provide insight into the needs of members of our community as well as economic and other trends developing in our market area.

Michael H. Rose is the founder, President and Chairman of Location Finders International of Mokena, Illinois, which is a commercial real estate development and investment company. Mr. Rose is also the sole owner of Rose Construction, which is a builder of commercial real estate properties. Additionally, he founded Theros International Gaming, Inc., an Illinois corporation with its principal casino in Patras, Greece. Mr. Rose served on the Board of Directors for Theros International Gaming, Inc. for over 10 years. Mr. Rose was selected to serve as a director because his experience managing and overseeing a business and his experience in commercial real estate provides a unique perspective with respect to general business operations, reviewing financial statements, understanding housing and real estate trends in our market area, and risks and opportunities related to our lending operations.

Executive Officer

Emily Lane has been employed with AJS Bancorp and A.J. Smith Federal since January 2012, and was appointed Chief Financial Officer in May 2013. She has over eight years of experience in the financial services industry, having served as an accountant with Crowe Horwath LLP from September 2005 until December 2011, prior to joining A.J. Smith Federal. Ms. Lane holds a masters and bachelors in accounting from Northern Illinois University, and is a certified public accountant. Her responsibilities include the management and supervision of the Accounting, Compliance, and Regulatory Reporting at A.J. Smith Federal.

Board of Director Independence

The Board of Directors has determined that each of our directors, with the exception of Mr. Butkus, is “independent” as defined in the listing standards of the Nasdaq Stock Market.  Mr. Butkus is not independent because he is one of our executive officers.  In evaluating the independence of our directors, the Board reviewed loans made to Messrs. Butkus, Blake, Nogal and Rose, as well as legal fees of $3,900 paid in 2013 to Goldstine, Skrodzki, Russian, Nemec and Hoff, Ltd. of which Mr. Nogal is a partner.

Leadership Structure and Risk Oversight of the Board of Directors

Our Board of Directors is chaired by Thomas R. Butkus who is also our chief executive officer.  We do not have a lead independent director.  We believe our structure is appropriate given the relatively small size and simple operating philosophy of our organization.  In addition, we note that we have never engaged in a transaction with an affiliate of our Chairman.  As chief executive officer of our organization, Mr. Butkus is in a better position than any other director to understand the challenges faced by our organization.  As a result, he can recommend solutions and prioritize the agenda for Board action.  We understand the risk that an inside Chairman of the Board could theoretically manage the Board agenda to limit the consideration of important issues relating to management.  To minimize the potential risk associated with having a joint chairman and chief executive officer, the independent directors meet in executive sessions periodically to discuss certain matters such as the chief executive officer’s performance and his annual compensation as well as our internal controls.

The Board of Directors is actively involved in oversight of risks that could affect AJS Bancorp.  This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks.  The Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within AJS Bancorp and A.J. Smith Federal. Internal and external audits provide further support, identification and management of the risks associated with operating AJS Bancorp.  Additionally, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered pursuant to Section 12(g) of the Exchange Act.  Our officers and directors and beneficial owners of greater than 10% of our common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the common stock.  SEC rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of our common stock to file a Form 3, 4 or 5 on a timely basis.  All of our officers and directors who are required to file Forms 3, 4 and 5 filed these forms on a timely basis during 2013.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The business of our Board of Directors is conducted through meetings and activities of the Board of Directors and its committees.  The Board of Directors held twelve meetings during the year ended December 31, 2013.  During the year ended December 31, 2013, no director attended fewer than 75 percent of the total meetings of the Board of Directors and committees on which such director served. The Board of Directors encourages each director to attend annual meetings of stockholders. All of our directors attended the annual meeting of stockholders in 2013.

Nominating Committee

During the year ended December 31, 2013, Messrs. Blake and Rose served on the nominating committee and met one time for the year.  Each member of the nominating committee is considered “independent” as defined in the Nasdaq corporate governance listing standards.  Our Board of Directors has adopted a written charter for the nominating committee, which is available at our website at www.ajsmithbank.com.

The functions of the nominating committee include the following:

•                                          to lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval;

•                                          to review and monitor compliance with the requirements for board independence; and

•                                          to review the committee structure and make recommendations to the Board of Directors regarding committee membership.

The nominating committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service.  Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective.  If any member of the Board of Directors does not wish to continue in service, or if the Committee or the Board of Directors decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the nominating committee would solicit suggestions for director candidates from all board members.  In addition, the nominating committee is authorized by its charter to engage a third party to assist in the identification of director nominees.  The nominating committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•                                          has personal and professional ethics and integrity and whose values are compatible with ours;

•                                          has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•                                          is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

•                                          is familiar with the communities in which we operate and/or is actively engaged in community activities;

•                                          is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our stockholders; and

•                                          has the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The nominating committee also takes into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

The charter of the nominating committee includes a statement that it and the Board of Directors believe that diversity is an important component of a Board of Directors, including such factors as background, skills, experience, community involvement, expertise, gender, race and culture.

The nominating committee does not have any specific written minimum qualifications or skills that it believes must be met by either a committee-recommended or a securityholder-recommended candidate in order to serve on the board.  The committee applies an equal level of scrutiny and review to all candidates, whether they have been provided by the committee or through a securityholder nomination.  The nominating committee believes that at least one of our directors must possess the requisite financial sophistication to satisfy the standards required for Nasdaq-listed companies.  We have not paid a fee to any third party to identify, evaluate or assist in identifying or evaluating potential nominees.

Procedures for the Nomination of Directors by Stockholders

The nominating committee has adopted procedures for the submission of director nominees by stockholders.  If a determination is made that an additional candidate is needed for the Board of Directors, the nominating committee will consider candidates submitted by our stockholders.  Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary, at 14757 South Cicero Avenue, Midlothian, Illinois 60445.  The Corporate Secretary must receive a submission not less than 90 days prior to the date of our proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•                                          the name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•                                          the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•                                          a statement of the candidate’s business and educational experience;

•                                          such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•                                          a statement detailing any relationship between the candidate and us;

•                                          a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

•                                          detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•                                          a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

A nomination submitted by a stockholder for presentation at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Stockholder Proposals.”

Stockholder Communications with the Board

A stockholder who wants to communicate with the Board of Directors or with any individual director can write to our President at 14757 South Cicero Avenue, Midlothian, Illinois 60445, Attention:  President.  The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership.  Depending on the subject matter, management will:

•                                          forward the communication to the director or directors to whom it is addressed;

•                                          attempt to handle the inquiry directly; for example if it is a request for information about us or a stock-related matter; or

•                                          not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board of Directors’ meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Code of Ethics

We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The Code of Ethics is available on our website at www.ajsmithbank.com.  Amendments to and waivers from the Code of Ethics will also be disclosed on our website.

Audit Committee

The Board of Directors has adopted a written charter for the audit committee, which is available at our website at www.ajsmithbank.com. The audit committee consists of the following directors:  Messrs. Blake, Aurelio, and Rose. Responsibilities of the audit committee include examining and approving the audit report prepared by our independent registered public accounting firm, reviewing and recommending the independent registered public accounting firm to be engaged by us, reviewing our internal audit function and internal accounting controls, and reviewing and approving audit policies.  In addition, the audit committee meets with the independent registered public accounting firm to review the results of the annual audit and other related matters.  The audit committee met four times during the year ended December 31, 2013.

Both members of the audit committee are “independent” as defined in the listing standards for Nasdaq-listed companies and under Rule 10A-3 of the Exchange Act.  Both members of the audit committee are able to read and understand financial statements, and no member of the audit committee has participated in the preparation of our financial statements or A. J. Smith Federal’s financial statements during the past three years.  Director Aurelio is deemed by us to be an “audit committee financial expert.”  Director Aurelio has an understanding of generally accepted accounting principles (GAAP) and has the ability and experience to review, evaluate and analyze financial statements which present the breadth and level of complexity of issues that we reasonably expect to be raised in connection with a review of our financial statements.  Mr. Aurelio has actively reviewed our financial statements since becoming a director in 1999.  Director Aurelio has acquired these attributes through the experience he has gained as the Chief Executive Officer overseeing and actively supervising a principal financial officer in a company he privately owns.

Audit Committee Report

Management is responsible for our internal controls and financial reporting process.  The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon.  The audit committee’s responsibility is to monitor and oversee these processes.

In accordance with SEC rules, the audit committee has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the audit committee has:

•                  Reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2013 with management and our independent registered public accounting firm;

•                  Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 16, Communications with Audit Committees, as amended;

•                  Received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and has discussed with the independent registered public accounting firm their independence from us; and

•                  Considered the compatibility of non-audit services described above with maintaining auditor independence.

Based upon the audit committee’s discussions with management and the independent registered public accounting firm, and the audit committee’s review of the representations of management and the independent registered public accounting firm, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013, to be filed with the SEC.  In addition, the audit committee approved the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the year ending December 31, 2014.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the audit committee:

Directors Blake, Aurelio, and Rose

Compensation Committee

The Board of Directors currently does not have a written charter for the compensation committee, but intends to establish a written charter in 2014. Messrs. Blake, Aurelio, Rose, and Nogal serve on the compensation committee, which meets periodically to review the performance of officers and employees and determine compensation programs and adjustments.  Mr. Butkus is not present, does not vote on, or participate in deliberations with respect to his compensation and will not vote on compensation of other executive officers.  The compensation committee met two times in 2013.  Each member of the compensation committee is independent as defined under the Nasdaq listing standards.

The compensation committee provides advice and recommendations to the Board of Directors in the areas of employee salaries and benefit programs and director compensation.  Compensation of the President and Chief Executive Officer and other executive officers for the year ended December 31, 2013 was paid by A.J. Smith Federal and determined by the Board of Directors of A. J. Smith Federal upon the recommendation of the compensation committee.  The compensation committee administers and has discretionary authority over the issuance of equity awards under our stock option plan, and recommends to the Board of Directors the bonuses to be paid pursuant to our bonus program as described below under “Executive Compensation.”

In order to keep costs to a minimum the compensation committee does not employ an outside consultant to provide recommendations on employee or officer compensation.  The committee does not delegate authority to determine executive and director compensation to any individual or entity.  However, using guidelines established by the compensation committee, our department of human resources forwards a copy of the historical salary and bonus compensation to the committee and gives recommendations of salary increases and annual bonuses based on the performance of the officer or employee.  The committee also relies on publicly available information including compensation surveys, market and employment conditions within the region or nation, and payroll statistics to determine executive and director compensation.  Furthermore, the President and Chief Executive Officer serves as a resource to the compensation committee by participating in compensation-related activities purely in an informational and advisory capacity, and presents the other executive officers’ performance summaries and recommendations relating to their compensation to the compensation committee for their review and approval.  The President and Chief Executive Officer has no vote with respect to compensation matters decided by the compensation committee or the Board of Directors.

Executive Compensation

Summary Compensation Table.  The table below summarizes the total compensation paid to, or earned by, Mr. Butkus, who served as our principal executive officer during the year ended December 31, 2013, and Ms. Lane who was our most highly compensated executive officer other than Mr. Butkus who was serving as an executive officer at the end of, and earned at least $100,000 during, the year ended December 31, 2013.  No other officer had total compensation in excess of $100,000 for the year ended December 31, 2013.  We refer to these individuals as “Named Executive Officers.”

Summary Compensation Table for the Year Ended December 31, 2013
Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Nonqualified Deferred Compensation Earnings (2) ($)	All Other Compensation (3) ($)	Total ($)

Thomas R. Butkus	2013	194,400	10,000	29,124	42,235	275,759
Chairman, President and Chief Executive Officer	2012	194,400	5,000	10,558	35,672	245,630

Emily Lane	2013	100,000	15,000	399	3,144	118,543
Chief Financial Officer	2012	100,000	8,500	—	588	109,088

(1)         Represents a discretionary bonus payment awarded to each Named Executive Officer.  Please see “Discretionary Bonus Program” for further details regarding the performance metrics used by the Board of Directors to determine each Named Executive Officer’s discretionary bonus payment.

(2)         Reflects the above-market earnings on each Named Executive Officer’s deferred compensation under the Amended and Restated 2005 Executives and Directors Deferred Compensation Plan and the Executives and Directors Deferred Compensation Plan, as applicable, described below under “Benefit Plans” during 2013 and 2012.  The above-market earnings is equal to difference between: (i) the earnings credited to the Named Executive Officer’s deferred compensation account under each plan in 2013 and 2012 using an interest rate of 5.25%, compounded monthly and (ii) the amount of such earnings the Named Executive Officer would have received at an interest rate of 120% of the applicable federal-long term rate as prescribed by the Internal Revenue Service.

(3)         The amounts reflect what we have paid to, or reimbursed, the applicable Named Executive Officer for various benefits which we provide.  A break-down of the various elements of compensation in this column is set forth in the table immediately below for the year ended December 31, 2013.

All Other Compensation
Name	Year	Perquisites (1) ($)	Profit Sharing Contribution (2) ($)	Life Insurance Premiums ($)	Board Fees ($)	ESOP(3) ($)	Total ($)
Thomas R. Butkus	2013	15,595	1,827	1,087	18,000	5,726	42,235
Emily Lane	2013	—	522	994	—	1,628	3,144

(1)         Mr. Butkus’ perquisites represents: (i) $12,800 for country club dues; (ii) $1,553 for use of a company automobile and (iii) $1,242 for use of a cellular phone.  Ms. Lane did not receive perquisites or personal benefits that, in the aggregate, were greater than or equal to $10,000.

(2)         Represents the employer contribution made to the Named Executive Officer’s account for plan year ended December 31, 2013 under the A.J. Smith Federal Savings Bank Employees Profit Sharing Plan.

(3)         Based on AJS Bancorp’s closing stock price of $11.71 on December 31, 2013.

Employment Agreement with Mr. Butkus.  A.J. Smith Federal and Mr. Butkus entered into a revised employment agreement dated June 19, 2012.  The employment agreement has an initial term of 36 months.  On each anniversary date, disinterested members of the Board of Directors will meet to determine to extend term for an additional year, provided, however, that the term will only be extended if the Board of Directors determines that the performance of Mr. Butkus has met the Board of Directors’ requirements and standards.

The employment agreement provides Mr. Butkus with a base salary of $194,400. Mr. Butkus’ annual rate of base salary is reviewed by the Board of Directors at least annually, and may be increased but not decreased.  In addition to base salary, Mr. Butkus is entitled to participate in A.J. Smith Federal’s discretionary bonus program and benefit plans, and use of an automobile (including reimbursement of maintenance costs associated with the automobile).  Mr. Butkus is also reimbursed for reasonable out-of-pocket expenses incurred in connection with the performance of his duties as Chairman, President and Chief Executive Officer, including fees for memberships in clubs and organizations, including the Midlothian Country Club, which are necessary and appropriate to further the business of A.J. Smith Federal.  Furthermore, following termination of employment for any reason other than death or cause, Mr. Butkus and his spouse will each be entitled to participate in A.J. Smith Federal’s group health insurance plan, with the cost to be paid fully by A.J. Smith Federal, until death.

In the event of Mr. Butkus’ involuntary termination of employment for reasons other than cause, disability or death, or in the event of his “constructive termination,” (collectively referred to as an “Involuntary Termination”) he will receive a lump sum severance payment equal to three times the sum of his: (i) base salary and (ii) highest rate of bonus awarded at any time during the prior three years.  In addition, Mr. Butkus is entitled to a lump sum payment equal to the present value of employer contributions that would have been made on his behalf under A.J. Smith Federal’s tax-qualified retirement plans if he had continued working for 36 months following his date of termination.  For purposes of the employment agreement a “constructive termination” is defined as: (i) the requirement that Mr. Butkus move his personal residence or perform his principal executive functions more than 35 miles from his primary office; (ii) material reduction in base compensation; (iii) the failure to increase base salary or pay a discretionary bonus in accordance with the terms of the employment agreement; (iv) the failure by A.J. Smith Federal to provide Mr. Butkus with compensation and benefits provided for under the employment agreement; (v) requirement that Mr. Butkus report directly to a person other than the Board of Directors; (vi) material change in duties and responsibilities; (vii) failure to be reelected to the Board of Directors; or (viii) material diminution or reduction in responsibilities or authority.

If Mr. Butkus incurs an Involuntary Termination in connection with, or within 12 months after, a change in control of AJS Bancorp or A.J. Smith Federal or voluntarily terminates within 90 days following such change in control, he would be entitled to the same severance benefits described immediately above, plus continued use of the company automobile and membership to the Midlothian Country Club for 24 months following his date of termination.  In addition, within five business days prior to a change in control, A.J. Smith Federal is required to deposit in a grantor trust an amount equal 2.99 times Mr. Butkus’ “base amount” as defined under Section 280G of the Internal Revenue Code, which will be used to fund Mr. Butkus’ change in control benefits.  Notwithstanding the foregoing, Mr. Butkus’ change in control benefits described herein will be reduced to the extent necessary to avoid penalties under Section 280G of the Internal Revenue Code.

In addition, if Mr. Butkus becomes disabled, A.J. Smith Federal will pay him for 12 months thereafter the difference between his monthly base salary and amount received pursuant to any disability insurance or program of A.J. Smith Federal.  In the event of Mr. Butkus’ death while employed, his beneficiaries will be paid his base salary for one year following death.

Amended and Restated Supplemental Executive Agreement with Mr. Butkus.  AJS Bancorp and Mr. Butkus entered into an amended and restated supplemental executive agreement dated June 21, 2005.  Under this agreement, if there is a change in control of AJS Bancorp or A.J. Smith Federal, Mr. Butkus will be entitled to receive an amount payable by AJS Bancorp, in addition to any change in control benefits payable by A.J. Smith Federal pursuant to his employment agreement (as described above), equal to the difference, if any, between the amount that would be paid under the employment agreement but for a reduction in his change in control benefits to avoid penalties under Section 280G of the Internal Revenue Code, and the amount of change in control benefits that are actually paid under his employment agreement.

In addition, AJS Bancorp will pay Mr. Butkus a gross-up payment to cover applicable excise taxes owed, if any, by Mr. Butkus on the change in control benefits that are considered “excess parachute payments” under Sections 280G and 4999 of the Internal Revenue Code such that the net amount retained by Mr. Butkus after deduction of the excise and other applicable taxes on the gross-up payment would equal the amount of change in control benefits due to him.

Discretionary Bonus Program.  The Board of Directors has the authority to award discretionary bonus payments to the Named Executive Officers.  While strict numerical formulas are not used to quantify the Named Executive Officers’ bonus payments, both company-wide and individually-based performance objectives are used to determine bonus payments.  Company-wide performance objectives focus on growth, expense control and asset quality, which are customary metrics used by similarly-situated financial institutions in measuring performance.  Individually-based performance objectives are determined based on the individual’s responsibilities and contributions to our successful operation.  Both the company-wide and individually-based performance objectives are evaluated by the Board of Directors on an annual basis and also as a trend of performance.  The Board of Directors also takes into consideration outside factors that impact our performance, such as national and local economic conditions, the interest rate environment, regulatory mandates and the level of competition in our primary market area.

Based on the foregoing, for the year ended December 31, 2013, Mr. Butkus and Ms. Lane received a bonus of $10,000 and $15,000, respectively, in recognition of their performance and efforts and the successful completion of the second-step conversion and stock offering.

Outstanding Equity Awards at Year End.  There were no outstanding equity awards as of December 31, 2013 for our Named Executive Officers.

Benefit Plans

Stock Option Plan.  On May 21, 2003, our stockholders approved the AJS Bancorp, Inc. 2003 Stock Option Plan (“Stock Option Plan”).  However, since the Stock Option Plan expired on May 21, 2013, no new stock options are currently available to be issued thereunder.

A stock option gives the recipient the right to purchase shares of common stock of AJS Bancorp at a specific price during a specified period not to exceed 10 years from the date of grant.  Awards may be granted as either incentive or non-statutory stock options.  Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code.  Only key employees are eligible to receive incentive stock options.  Shares of common stock purchased upon exercise of a stock option must be paid for in full at the time of exercise either in cash or with common stock owned by the recipient.

Simultaneously with the grant of any stock option, a recipient may receive a dividend equivalent right and/or a reload option with respect to all or some of the shares covered by such stock option.  A dividend equivalent right entitles the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of stock options held by the stock option holder. For these purposes, an extraordinary dividend is defined as any dividend where the rate of dividend exceeds A.J. Smith Federal’s weighted average cost of funds on interest-bearing liabilities for the current quarter or the annualized aggregate dollar amount of the dividend exceeds A.J. Smith Federal’s after-tax net income for the current quarter.

A reload option entitles the stock option holder, who has delivered shares that he or she owns as payment of the exercise price for the stock option, to a new stock option to acquire additional shares of common stock equal to the amount of shares he or she has delivered as payment of the exercise price. A reload option may also be granted to replace shares of common stock retained by the employer for payment of the option holder’s withholding tax incurred as a result of the exercising his or her stock option. The exercise price at which additional shares of common stock can be purchased by the stock option holder through the exercise of a reload option is equal to the market value of the previously owned common stock at the time it was surrendered. The period during which the reload option may be exercised expires at the same time as that of the original stock option that the holder has exercised.

Amended and Restated 2005 Executives and Directors Deferred Compensation Plan.  A.J. Smith Federal adopted the Amended and Restated 2005 Executives and Directors Deferred Compensation Plan, a non-qualified defined contribution plan, on January 1, 2008.  This plan amended and restated the 2005 Executives and Directors Deferred Compensation Plan, which was originally adopted on January 1, 2005.  Directors and “executive employees” are eligible to participate in the plan.  An executive employee is an employee of A.J. Smith Federal designated and approved by the Board of Directors to participate in the plan.  Mr. Butkus and Ms. Lane are participants in the plan.

Each participant may elect to defer annually a fixed percentage of his or her compensation payable by A.J. Smith Federal during the plan year, provided, however, that the fixed percentage does not exceed: (i) 20% of the participant’s base salary; (ii) 50% of the participant’s annual bonus; and (iii) 100% of the participant’s fees earned by serving on the Board of Directors.  Each participant’s deferred compensation will be credited by A.J. Smith Federal to an account maintained on behalf of the participant.  A.J. Smith Federal will also credit the participant’s account with interest on a monthly basis equal to two percentage points above the prime rate, as published by The Wall Street Journal on the first day of the month until the Participant’s account balance has been fully distributed, provided, however, that if the participant’s account balance is held or maintained by A.J. Smith Federal in a grantor trust, the participant’s account balance will be credited with interest at rate equal to that earned by the investments of such trust.  Each participant’s account will be subject to the claims of creditors of A.J. Smith Federal in the event of its insolvency.

Each participant has the right to elect the time and manner in which his or her account balance will be paid, provided, however, that the election is made prior to the plan year in which his or her compensation is deferred under the plan.  Specifically, the participant may elect for the payment of his or her account balance will commence upon either: (i) a specified date or (ii) the date of the participant’s separation from service.  The account balance will be payable in either: (i) a lump sum distribution, or (ii) substantially equal monthly installments over a fixed period of five, 10 or 15 years, as elected by the participant.  Notwithstanding the foregoing, in the event of a change in control, the participant’s account balance will commence immediately thereafter and will be payable in either: (i) a lump sum distribution, or (ii) substantially equal monthly installments over a fixed period of five, 10 or 15 years, as elected by the participant.

Executives and Directors Deferred Compensation Plan.  A.J. Smith Federal adopted the Executives and Directors Deferred Compensation Plan on July 1, 1995, a non-qualified defined contribution plan.  Under this plan, certain employees and directors were eligible to contribute a portion of their compensation, on a pre-tax basis, toward retirement benefits.  The deferred compensation was credited to an account maintained by A.J. Smith Federal for the benefit of the participant.

Effective December 31, 2004, the plan was frozen as to any new contributions thereafter.  However, A.J. Smith Federal still credits a participant’s account with interest in the same manner as provided above with respect to the Amended and Restated 2005 Executives and Directors Deferred Compensation Plan.

Mr. Butkus is the only participant in the plan.  Upon his termination of employment, his account balance will be payable to him in either a lump distribution, or in substantially equal monthly installment payments over a fixed period of five, 10 or 15 years, as elected by him.

Employees’ Profit Sharing Plan.  A.J. Smith Federal maintains the Employees’ Profit Sharing Plan, a tax-qualified defined contribution retirement plan, for all employees who have satisfied the plan’s eligibility requirements.  Each eligible employee can begin participating in this plan on the first day of the plan year during which the employee attains age 18 and has completed 1,000 hours of service, provided such requirements are satisfied during the first six months of the plan year.  If the eligibility requirements are not satisfied during the first six months of the plan year, then the employee will become a participant on the first day of the plan year immediately following the date on which the eligibility requirements are satisfied.

Under this plan, A.J. Smith Federal is permitted to make a discretionary profit sharing contribution to the plan that will be allocated to each participant’s plan account pro-rata based on his or her compensation relative to the total compensation of all participants in the plan during the plan year.  A participant is not permitted to make elective deferral contributions to his or her plan account.  Each participant vests in his or her plan account balance at a rate of 20% per year, commencing after the completion of two years of credited service, such that the participant will become 100% vested upon the completion of six years of credited service.  However a participant will immediately become 100% vested in his or her plan account upon death, disability or attainment of age 65 while employed with A.J. Smith Federal.

Generally, a participant (or participant’s beneficiary) may receive a distribution from his or her vested account at retirement, death, disability or termination of employment, and elect for the distribution to be paid in the form of either a lump sum or installments over a period not to exceed his or her life expectancy (or life expectancy of a designated beneficiary).

The plan trustee or another designated person is responsible for the investment of all assets held by this plan, which includes the investment in the common stock of AJS Bancorp.  Investment decisions are made solely in the best interests of the participants.

Employee Stock Ownership Plan.  A.J. Smith Federal maintains the Employee Stock Ownership Plan (“ESOP”), a tax-qualified defined contribution plan whereby the plan assets are currently invested primarily in the common stock of AJS Bancorp.  Employees of A.J. Smith Federal who have been credited with at least 1,000 hours of service during a continuous 12-month period and who have attained age 18 are eligible to participate in the ESOP.  In connection with the completion of the conversion, the ESOP purchased 8% of the total number of shares of AJS Bancorp common stock issued in the offering.  The ESOP funded its stock purchase with a loan from AJS Bancorp equal to the aggregate purchase price of the common stock.  The loan is repaid principally through A.J. Smith Federal’s contributions to the ESOP and any dividends paid on the common stock held by the ESOP over the 30-year loan term.  The interest rate for the ESOP loan is an adjustable-rate equal to the prime rate, as published in The Wall Street Journal, initially set at 3.25%.  Thereafter, the interest rate will adjust annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

The purchased shares are held in an unallocated suspense account.  Shares are released from the suspense account on a pro-rata basis as we repay the loan.  The released shares are allocated among the participant’s ESOP account on the basis of each participant’s proportional share of compensation relative to all participants.  Each participant vests in his or her benefit at a rate of 20% per year, commencing after the completion of two years of credited service, such that the participant will become 100% vested upon the completion of six years of credited service. Each participant who was employed by A.J. Smith Federal prior to the conversion received credit for vesting purposes for such years of prior service in accordance with terms of the ESOP.  Each participant will become fully vested upon normal retirement (attainment of age 65 and completed five years of service), early retirement (attainment of age 55 and completed 15 years of service), death or disability, a change in control, or termination of the ESOP.  Generally, a participant will receive distributions from the ESOP upon severance from employment.  The ESOP reallocates any unvested shares forfeited upon a participant’s termination of employment among the remaining participants.

The ESOP permits the participant to direct the trustee as to how to vote the shares of common stock allocated to his or her ESOP account.  The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, AJS Bancorp will record a compensation expense for the ESOP at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts.  The compensation expense resulting from the release of AJS Bancorp common stock from the suspense account and allocation to ESOP participants will result in a corresponding reduction in AJS Bancorp’s earnings.

Director Compensation

Set forth below is a summary of the compensation for each of our non-employee directors for the year ended December 31, 2013.  Director compensation paid to directors who are also Named Executive Officers is reflected above in “Executive Compensation — Summary Compensation Table.”

Director Compensation
Name	Fees Earned or Paid in Cash (1) ($)	Option Awards (2) ($)	Nonqualified Deferred Compensation Earnings (3) ($)	All Other Compensation (4) ($)	Total ($)
Roger L. Aurelio	18,800	—	—	—	18,800
Raymond J. Blake	26,000	—	5,530	—	31,530
Richard J. Nogal	18,000	—	—	—	18,000
Michael H. Rose	19,200	—	—	—	19,200

(1)         See table below for breakdown of fees earned for the year ended December 31, 2013.

(2)         The outstanding aggregate number of option awards for each director as of December 31, 2013 is as follows:  Mr. Aurelio, none, Mr. Blake, none, Mr. Nogal, 1,200 and Mr. Rose, none.

(3)         Reflects the above-market earnings on Mr. Blake’s deferred compensation under the Amended and Restated 2005 Executives and Directors Deferred Compensation Plan described above under “Benefit Plans” during 2013.  The above-market earnings is equal to difference between: (i) the earnings credited to Mr. Blake’s deferred compensation account under the plan in 2013 using an interest rate of 5.25%, compounded monthly and (ii) the amount of such earnings Mr. Blake would have received at an interest rate of 120% of the applicable federal-long term rate as prescribed by the Internal Revenue Service.

(4)         No director received any or perquisites or benefits that, in the aggregate, was equal to or greater than $10,000.

Director Fees

All directors received fees per board and committee meetings attended for the fiscal year ended December 31, 2013.  Our directors did not receive compensation from AJS Bancorp for their service on the board.  They did receive compensation for their service on the board of A.J. Smith Federal.  During 2013, Directors were paid a fee of $1,500 for each regular meeting of the Board of Directors of A.J. Smith Federal attended and $400 for each committee meeting attended, except that Mr. Blake received $500 for his attendance at each meeting of the loan committee.  Directors were permitted one paid absence per year for board meetings.  Directors were not paid if they were absent from any committee meetings.  The table below identifies the meetings, by type, for which each non-employee director received compensation from A.J. Smith Federal during the year ended December 31, 2013.

Name	Board Fee ($)	Committee Meetings ($)
Roger L. Aurelio	18,000	800
Raymond J. Blake	18,000	8,000
Richard J. Nogal	18,000	—
Michael H. Rose	18,000	1,200

Director Plans

2001 Retirement Plan for Outside Directors.  A.J. Smith Federal maintains the Retirement Plan for Outside Directors, a non-qualified defined benefit plan.  The plan was initially adopted on December 18, 1995 and was amended and restated effective as of January 1, 2001.  The plan was frozen as to any new contributions or accruals, effective December 21, 2004.  Mr. Blake is the only director participating in the plan.

Under the plan, if a participant terminates service for any reason other than death, he will receive an annual payment equal to $12,000 multiplied by the participant’s benefit percentage (the “retirement benefit”).  The participant’s benefit percentage is equal to 10% multiplied by the number of full years of service as a non-employee director (not to exceed 10 years of service).  In lieu of annual payments, the participant may elect to receive his retirement benefit in the form of a lump sum or annual installments over a period not to exceed 20 years.  Distributions of the participant’s retirement benefit may be made in the event of an unforeseeable emergency or financial hardship.  Following termination of service, the participant can elect for his retirement benefit to be paid in a lump sum equal to 90% of the present value of his retirement benefit if his previous distribution election is to the contrary.  The remaining 10% of the retirement benefit would be forfeited if such election was made.  In the event of a change in control of AJS Bancorp or A.J. Smith Federal, the present value of the participant’s retirement benefit would be paid to him in a lump within 30 days thereafter, provided, however, that prior to the change in control, A.J. Smith Federal would be required to contribute to a grantor trust (if it has not been previously established) an amount that is sufficient to pay the participant’s retirement benefit.

2005 Retirement Plan for Outside Directors.  A.J. Smith Federal maintains the 2005 Retirement Plan for Outside Directors, a non-qualified defined benefit plan.  The plan was adopted on April 21, 2005.  Messrs. Aurelio and Nogal are the only participants in the plan.  The Board of Directors may, in its discretion, designate additional outside directors as participants.

The benefit payable under this plan is identical to the retirement benefit payable under the 2001 Retirement Plan for Outside Directors, except that the a participant can elect an alternative form of distribution within 30 days after his initial entry into the plan, and such election, once made, is irrevocable.

Other Plans.  Certain members of the Board of Directors are participating in the 2003 Stock Option Plan and Amended and Restated 2005 Executives and Directors Deferred Compensation Plan.  Please see the description of each plan set forth above under “Benefit Plans” for further details.

Transactions With Certain Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as A.J. Smith Federal, to their executive officers and directors in compliance with federal banking regulations. Federal law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.  Federal regulations adopted under this law permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Loans to directors and executive officers must be approved by the disinterested members of the Board of Directors regardless of amounts.  At December 31, 2013, loans and drawn open lines of credit to executive officers, directors and their associates totaled approximately $621,000.

A.J. Smith Federal makes loans to its directors, executive officers and employees through an employee loan program. The program applies only to first or second mortgage loans on a primary or secondary residence, and provides for an interest rate that is 1% below the market price at the time of origination.  Except for the reduced interest rate, these loans were made in the ordinary course of business, were made on substantially the same terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

Name	Position	Nature of Transaction	Largest Aggregate Balance from 1/1/10 to 12/31/13	Interest Rate	Principal Balance 12/31/13	Principal Paid 1/1/10 to 12/31/13	Interest Paid 1/1/10 to 12/31/13
Thomas R. Butkus	President, Chief Executive Officer, and Chairman of the Board	Home Equity Line of Credit	$200,000	3.00%	$—	$677,000	$2,000

Thomas R. Butkus	President, Chief Executive Officer, and Chairman of the Board	First Mortgage	$379,000	2.625%	$—	$379,000	$12,000

Raymond J. Blake	Director	First Mortgage	$91,000	3.00%	$68,000	$24,000	$10,000

Raymond J. Blake	Director	Home Equity Line of Credit	$—	3.00%	$—	$—	$—

Richard J. Nogal	Director	Home Equity Line of Credit	$24,000	3.00%	$—	$24,000	$1,000

Richard J. Nogal	Director	First Mortgage	$85,000	2.75%	$—	$85,000	$3,000

Michael H. Rose	Director	First Mortgage	$650,000	2.13%	$553,000	$97,000	$74,000

PROPOSAL II—APPROVAL OF THE AJS BANCORP, INC. 2014 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the AJS Bancorp, Inc. 2014 Equity Incentive Plan (the “2014 Equity Incentive Plan”), to provide officers, employees and directors of AJS Bancorp and A.J. Smith Federal with additional incentives to promote the growth and performance of AJS Bancorp.  Many companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs.  By approving the 2014 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.  In addition, the 2014 Equity Incentive Plan is intended to further align the interests of our directors and management with the interests of our stockholders by potentially increasing the ownership interests of directors and officers in the common stock of AJS Bancorp.

The following is a summary of the material features of the 2014 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2014 Equity Incentive Plan, attached hereto as Appendix A.  In the event of conflict between the terms of this disclosure and the terms of the 2014 Equity Incentive Plan, the terms of the 2014 Equity Incentive Plan will control.

General

Subject to permitted adjustments for certain corporate transactions, the 2014 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 196,934 shares of AJS Bancorp common stock pursuant to grants of incentive and non-statutory stock options, restricted stock awards and restricted stock units.  Of this number, the maximum number of shares of AJS Bancorp common stock that may be issued under the 2014 Equity Incentive Plan pursuant to the exercise of stock options is 140,667 shares, and the maximum number of shares of AJS Bancorp common stock that may be issued as restricted stock awards or restricted stock units is 56,267 shares.

These amounts represent 10% and 4%, respectively, of the shares of AJS Bancorp common stock that were sold in AJS Bancorp’s offering on October 9, 2013 in connection with the mutual to stock conversion of AJS Bancorp, MHC (the “Conversion”), the former mutual holding company of A.J. Smith Federal.

The 2014 Equity Incentive Plan will be administered by the members of AJS Bancorp’s Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the 2014 Equity Incentive Plan.  The Committee has full and exclusive power within the limitations set forth in the 2014 Equity Incentive Plan to make all decisions and determinations regarding: (i) the selection of participants and the granting of awards; (ii) establishing the terms and conditions relating to each award; (iii) adopting rules, regulations and guidelines for carrying out the 2014 Equity Incentive Plan’s purposes; and (iv) interpreting the provisions of the 2014 Equity Incentive Plan and any award agreement.  The 2014 Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.

Eligibility

Employees and directors of AJS Bancorp or its subsidiaries, including A.J. Smith Federal, are eligible to receive awards under the 2014 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the 2014 Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant.  Awards may be granted as incentive and non-statutory stock options, restricted stock awards, restricted stock units or any combination thereof, as follows.

Stock Options.  A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time.  The exercise price may not be less than the fair market value on the date the stock option is granted.  Fair market value for purposes of the 2014 Equity Incentive Plan means the final sales price of AJS Bancorp’s common stock as reported on the OTC Bulletin Board on the date the option is granted, or if AJS Bancorp’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which AJS Bancorp’s common stock was traded, and without regard to after-hours trading activity.  The Committee will determine the fair market value in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described herein.  Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options.  Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code.  Only employees are eligible to receive incentive stock options.  Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (i) either in cash or with stock valued at fair market value as of the day of exercise; (ii) by a “cashless exercise” through a third party; (iii) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee or (vi) by a combination of the foregoing.  Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Restricted Stock.  A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law.  Restricted stock awards under the 2014 Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2014 Equity Incentive Plan or the award agreement.  Awards will be evidenced by award agreements approved by the Committee, which set forth the terms and conditions of each award.  Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Restricted Stock Units.  Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock.  However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied.  The limitation on the number of restricted stock awards available described in the paragraph above is also applicable to restricted stock units.

Prohibition Against Option Repricing.  The 2014 Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option that has been previously granted.

Prohibition on Transfer.  Generally, all awards, except non-statutory stock options, granted under the 2014 Equity Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession.  Restricted stock awards may be transferable pursuant to a qualified domestic relations order.  At the Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and federal securities laws.  During the life of the participant, awards can be exercised only by the participant.  The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2014 Equity Incentive Plan upon the participant’s death.

Limitation and Restrictions on Awards Under The Equity Incentive Plan

Given that the 2014 Equity Plan is being adopted within one year after the Conversion, the following limits and restrictions apply to awards under the 2014 Equity Incentive Plan:

•

The maximum number of shares of common stock that may be available for awards under the 2014 Equity Incentive Plan is 196,934 shares, of which up to 140,667 shares of common stock may be delivered pursuant to the exercise of stock options and 56,267 shares of common stock may be issued pursuant to restricted stock awards or restricted stock units.

•

The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 35,166 shares and 14,066 shares, respectively (all of which may be granted in any one calendar year). Such maximum amounts represent 25% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 25% of the number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

•

The maximum number of shares of common stock that may be delivered to any one non-employee director pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 7,033 shares and 2,813 shares, respectively (all of which may be granted in any one calendar year). Such maximum amounts represent 5% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 5% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

•

The maximum number of shares of common stock that may be delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options and the issuance of restricted stock awards or restricted stock units is 42,200 shares and 16,880 shares, respectively (all of which may be granted in any one calendar year). Such maximum amounts represent 30% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and 30% of the maximum number of shares of common stock that may be issued pursuant to restricted stock awards or restricted stock units.

Executive officers and directors receiving stock options under the 2014 Equity Plan must exercise or forfeit their stock options in the event that A.J. Smith Federal becomes critically undercapitalized, is subject to an enforcement action or receives a capital directive.

In the event of a corporate transaction involving the stock of AJS Bancorp (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust the number and kind of securities deemed to be available for grants of stock options, restricted stock awards or restricted stock units, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options.  In addition, the Committee is authorized to make adjustments to the terms and conditions of stock options, restricted stock awards and restricted stock units.

Performance Features

Section 162(m) of the Internal Revenue Code. A federal income tax deduction for AJS Bancorp will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or two other most highly compensated officers.  However, amounts that constitute “qualified performance-based compensation” (as the term is used in Section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit.  The 2014 Equity Incentive Plan is designed so that stock options will be considered “qualified performance-based compensation.”  The Committee may designate whether any restricted stock awards or restricted stock units being granted to any participant are intended to be “qualified performance-based compensation.” Any such awards designated as intended to be “qualified performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average shareholders’ equity; cash return on average shareholders’ equity; return on average tangible shareholders’ equity; cash return on average tangible shareholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing.

The terms of any award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of performance measures may be measured over more than one period or fiscal year.  In establishing performance measures, the Committee may provide for the exclusion of the effects of certain objective subsequent events that may impact performance (such as a reorganization, recapitalization, merger or stock purchase), provided that such exclusion is established before the performance measure formula is determined.  Furthermore, the Committee has the discretion to adjust performance measures already established with respect to an award in the event of unanticipated circumstances.  However, if the award is intended to be “qualified performance-based compensation,” the Committee can adjust performance measures if unanticipated circumstances arise only if, as a result, the payment associated with the award is reduced to the desired level based on the circumstances.

Additionally, the grant of an award intended to be “qualified performance-based compensation” and the establishment of any performance measure must occur, in writing, no later than 90 days after the beginning of service period to which the performance measure relates, provided that on the date of grant the outcome is substantially uncertain as to the performance measure.

Vesting of Awards

If the vesting of an award under the 2014 Equity Incentive Plan is conditioned on the completion of a specified period of service with AJS Bancorp or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement, provided that awards will vest no more rapidly than 20% per year over a one year period with the first installment vesting no earlier than one year after stockholders approve the 2014 Equity Incentive Plan.

Unless otherwise set forth in an award agreement, awards will vest upon death, disability or a change in control.  Awards will not vest upon retirement. For a participant who is a director, termination of service as a director will not be deemed to have occurred if he or she continues as a director emeritus or advisory director. For a participant who is both an employee and a director, termination of employment as an employee will not be considered a termination event so long as the participant continues to provide service as a director, director emeritus or advisory director. The Committee may in its discretion elect to use a different vesting schedule or different performance measures than those set forth in the 2014 Equity Incentive Plan, provided that such feature is provided in the participant’s award agreement and is consistent with applicable regulatory restrictions.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of a Change in Control, all outstanding options then held by a participant will become fully exercisable, and all restricted stock awards and restricted stock units shall be fully earned and vested.  For the purposes of the 2014 Equity Incentive Plan, a “Change in Control” means an event of a nature that: (i) would be required to be reported in response to Item 1.01(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of Exchange Act; or (ii) results in a Change in Control of the AJS Bancorp within the meaning of the Home Owners’ Loan Act, as amended (“HOLA”), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of AJS Bancorp representing 25% or more of the combined voting power of AJS Bancorp’s outstanding securities except for any securities purchased by A.J. Smith Federal employee stock ownership plan or trust; or (b) individuals who constitute the AJS Bancorp’s board of directors on the effective date of the 2014 Equity Incentive Plan (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by AJS Bancorp’s stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of AJS Bancorp or similar transaction in which AJS Bancorp is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of AJS Bancorp, by someone other than the current management of AJS Bancorp, seeking stockholder approval of a plan of reorganization, merger or consolidation of AJS Bancorp or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by AJS Bancorp; or (e) a tender offer is made for 25% or more of the voting securities of AJS Bancorp and the stockholders owning beneficially or of record 25% or more of the outstanding securities of AJS Bancorp have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

In the event of a Change in Control, any performance measure attached to an award under the 2014 Equity Incentive Plan will be deemed satisfied as of the date of the Change in Control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2014 Equity Incentive Plan or any award granted under the 2014 Equity Incentive Plan, provided that, except as provided in the 2014 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2014 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the 2014 Equity Incentive Plan (other than as provided in the 2014 Equity Incentive Plan), or materially modify the requirements for participation in the 2014 Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the 2014 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the 2014 Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial

Accounting Standards Board subsequent to the adoption of the 2014 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of AJS Bancorp.

Duration of Plan

The 2014 Equity Incentive Plan will become effective upon approval by the stockholders at the Annual Meeting.  The 2014 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2014 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the 2014 Equity Incentive Plan.  At any time, the Board of Directors may terminate the 2014 Equity Incentive Plan.  However, any termination of the 2014 Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2014 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant.  Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and AJS Bancorp will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the cost basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant provided the participant was, without a break in service, an employee of AJS Bancorp or a subsidiary, including A.J. Smith Federal, during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (i) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and AJS Bancorp will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock.  A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and AJS Bancorp will be entitled to a corresponding deduction for tax purposes.  Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and AJS Bancorp will be entitled to a corresponding deduction for tax purposes.  A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit.  A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit.  When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be realized.  A restricted stock unit does not have voting rights or dividend rights.  Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes.  AJS Bancorp may withhold amounts from participants to satisfy withholding tax requirements.  Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change in Control.  Any acceleration of the vesting or payment of awards under the 2014 Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by AJS Bancorp.

Deduction Limits.  Section 162(m) of the Internal Revenue Code generally limits AJS Bancorp’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the two other most highly compensated executives named in the summary compensation table (“covered employees”).  Restricted stock awards and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million.  Performance-based compensation that meets the requirements of Section 162(m) (“qualified performance-based compensation”) is not subject to this limit and is fully deductible by AJS Bancorp “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance.  Stock options available for award under the 2014 Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services.  Restricted stock awards or restricted stock units that vest upon the attainment of performance measurements may also qualify as qualified performance-based compensation.  Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2014 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2014 Equity Incentive Plan.  We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, AJS Bancorp is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock and restricted stock units).

Awards to be Granted

The Board of Directors has adopted the 2014 Equity Incentive Plan.  If the 2014 Equity Incentive Plan is approved by stockholders, the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors.  At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the 2014 Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the outstanding votes eligible to be cast, either in person or by proxy, at the Annual Meeting.

THE 2014 EQUITY INCENTIVE PLAN COMPLIES WITH THE APPLICABLE REGULATIONS OF THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM (THE “FEDERAL RESERVE”), AND THE FEDERAL RESERVE DOES NOT ENDORSE OR APPROVE THE 2014 EQUITY INCENITVE PLAN IN ANY WAY.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2014 EQUITY INCENTIVE PLAN.

PROPOSAL III—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board of Directors has approved the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the 2014 fiscal year. The Board of Directors is submitting the selection of Crowe Horwath LLP as our independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the ratification of the appointment of Crowe Horwath LLP is not approved by a majority of the votes cast and entitled to vote at the annual meeting, other independent registered public accounting firms may be considered by the audit committee of the Board of Directors. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of AJS Bancorp and its stockholders.  A representative of Crowe Howath LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement, if deemed appropriate. The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Crowe Horwath LLP as AJS Bancorp’s independent registered public accounting firm.

During the past two years the aggregate fees billed for professional services rendered by Crowe Howath LLP were as follows:

Audit Fees.  Fees for the audit of our annual financial statements and for the review of our quarterly reports were $95,000 for 2013 and $55,000 for 2012.

Audit-Related Fees.  Fees for Audit related services were none for 2013 and 2012.

Tax Fees.  Aggregate fees for tax compliance, tax advice and tax planning were $24,500 for 2013 and $18,400 for 2012.

All Other Fees.  Fees for services other than those listed above were $150,000 for 2013, consisting of fees relating to the second-step conversion and offering, and none for 2012.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm.  The audit committee concluded that performing such services in 2013 and 2012 did not affect the independent registered public accounting firm’s independence in performing their function as our independent registered public accounting firm.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of independent registered public accounting firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular services or category of services and is generally subject to a specific budget.  The audit committee has delegated pre-approval authority to its Chairman when expedited services are necessary.  The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  All of the audit-related fees, tax fees and other fees paid in 2013 and 2012 were approved per the audit committee’s pre-approval policies.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for next year’s Annual Meeting of Stockholders, any stockholder’s proposal to take action at such meeting must be received at our executive office, 14757 South Cicero Avenue, Midlothian, Illinois 60445, no later than December 12, 2014. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

AJS Bancorp’s bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. Any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of stockholders must submit written notice to AJS Bancorp at least 80 days prior and not earlier than 90 days prior to such meeting.  However, if less than 90 days’ notice or prior public disclosure of the date of the meeting is given to stockholders, such written notice must be submitted by a stockholder not later than the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice hereunder.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on AJS Bancorp’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of AJS Bancorp which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) all information relating to such person that would indicate such person’s qualification under Article II, Section 12 of AJS Bancorp’s bylaws, including an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of the bylaws and (B) all other information relating to such individual that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder as they appear on AJS Bancorp’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (B) the class or series and number of shares of capital stock of AJS Bancorp which are owned beneficially or of record by such stockholder and such beneficial owner; (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 or any successor rule or regulation.  Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

The 2015 annual meeting of stockholders is expected to be held on May 20, 2015.  It is expected that advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than February 20, 2015 and no later than March 2, 2015.  If notice is received before February 20, 2015 and no later than March 2, 2015, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Nothing in this proxy statement will be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement.  However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

The cost of solicitation of proxies will be borne by us.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.  In addition to solicitations by mail, our directors, officers and regular employees and directors, officers and regular employees of A. J. Smith Federal may solicit proxies personally or by telephone without additional compensation. We have retained Phoenix Advisory Partners to assist us in soliciting proxies, and have agreed to pay Phoenix Advisory Partners a fee of $6,500 plus reasonable expenses for these services.

A copy of our Annual Report for the year ended December 31, 2013 will be furnished without charge to stockholders as of the record date upon written request to the Corporate Secretary, AJS Bancorp, Inc., 14757 South Cicero Avenue, Midlothian, Illinois 60445.  Additionally, all annual meeting materials can be found at http://www.cfpproxy.com/7826.

BY ORDER OF THE BOARD OF DIRECTORS

Donna J. Manuel
Corporate Secretary
Midlothian, Illinois
April 10, 2014

APPENDIX A

AJS BANCORP, INC.

2014 EQUITY INCENTIVE PLAN

ARTICLE 1 — GENERAL

Section 1.1     Purpose, Effective Date and Term.  The purpose of the AJS Bancorp, Inc. 2014 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of AJS Bancorp, Inc. (the “Company”), and its Subsidiaries, including A.J. Smith Federal Savings Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s shareholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable shareholder approval requirements.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2     Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3     Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4     Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1     General.  Any Award under the Plan may be granted singularly or in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)      Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii)  to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)      Restricted Stock Awards.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)      Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.

(d)     Performance Awards. A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5. A Performance Award may or may not be intended to satisfy the requirements of Code Section 162(m).

Section 2.2     Stock Options.

(a)      Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)      Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Shareholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Shareholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any minimum required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

Section 2.3     Restricted Stock.

(a)      Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with AJS Bancorp, Inc. dated [Date], made pursuant to the terms of the AJS Bancorp, Inc. 2014 Equity Incentive Plan, copies of which are on file at the executive offices of AJS Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement., or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)      Terms and Conditions.     Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)      Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award shall be immediately distributed to the Participant.  If the Committee determines to delay the distribution of dividends to the Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests. Notwithstanding the foregoing, no dividends shall be paid with respect to Performance Awards until the Participant vests in such Performance Awards. Upon the vesting of a Performance Award under Section 2.5, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.

(ii)      Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to unvested non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.

(iii)      Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4      Restricted Stock Units.

(a)          Grant of Restricted Stock Unit Awards.  Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company.  Restricted Stock Units shall be paid in cash, shares of Stock or a combination of cash and shares of Stock as the Committee, in its sole discretion, shall determine.

(b)     Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)      A Restricted Stock Unit Award shall be similar to Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii)      The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has certified that the performance goals have been satisfied.

(iii)      Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)      A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units. If a Restricted Stock Unit is intended to be performance-based in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria.  In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5     Performance Awards. The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. The grant of any Performance Award and the establishment of performance measures that are intended to be performance-based compensation within the meaning of Code Section 162(m) shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of that Code Section. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. Notwithstanding anything herein to the contrary, in the discretion of the Committee, Performance Awards that do not comply with the requirements of Code Section 162(m) may be granted to Covered Employees and/or to persons other than Covered Employees.

(a)     Performance Measures.  Such performance measures may be based on any one or more of the following:

(i)                                     book value or tangible book value per share;

(ii)                                  basic earnings per share;

(iii)                               basic cash earnings per share;

(iv)                              diluted earnings per share;

(v)                                 diluted cash earnings per share;

(vi)                              return on equity;

(vii)                           net income or net income before taxes;

(viii)                        cash earnings;

(ix)                              net interest income;

(x)                                 non-interest income;

(xi)                              general and administrative expense to average assets ratio;

(xii)                           cash general and administrative expense to average assets ratio;

(xiii)                        efficiency ratio;

(xiv)                       cash efficiency ratio;

(xv)                          return on average assets;

(xvi)                       cash return on average assets;

(xvii)                    return on average shareholders’ equity;

(xviii)                 cash return on average shareholders’ equity;

(xix)                       return on average tangible shareholders’ equity;

(xx)                          cash return on average tangible shareholders’ equity;

(xxi)                       core earnings;

(xxii)                    operating income;

(xxiii)                 operating efficiency ratio;

(xxiv)                net interest rate margin or net interest rate spread;

(xxv)                   growth in assets, loans, or deposits;

(xxvi)                loan production volume;

(xxvii)             non-performing loans;

(xxviii)          cash flow;

(xxix)                strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxx)                   any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) the change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, acquisition, consolidation spin-off, combination or exchange of shares or other similar corporate change.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)     Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). Subject to the foregoing sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate, provided, that no Award intended to be subject to Code Section 162(m) is enhanced as a result of a modified performance measure. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c)                                Certification.  With respect to Performance Awards that are intended to be performance-based compensation within the meaning of Code Section 162(m), the Committee must certify in writing that the performance measures attributable to the Performance Awards have been satisfied prior to the vesting of the Performance Awards.  For this purpose, approved minutes of the Committee meeting in which the certification is made are treated as written certification.

(d)                               Shareholder Reapproval.  To the extent necessary for purposes of Code Section 162(m), the Plan shall be resubmitted to the Company’s shareholders for their re-approval of the performance measures attributable to Performance Awards granted on or after the first shareholder meeting that occurs in the fifth year following the year of the initial shareholder approval of the Plan.

Section 2.6     Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Awards under the Plan, including Awards that vest on the basis of satisfying the performance measures in Section 2.5 above, shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting no earlier than one year after shareholders approve the Plan. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability or a Change in Control).

Section 2.7     Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A.  Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8     Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9.     Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)     Upon a Participant’s Termination of Service for any reason other than due to Disability, death or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)     In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)     Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for the lesser of (I) a period of one (1) year following Termination of Service due to death or Disability or (II) the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for the remaining unexpired term of the Stock Options, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement.

(d)     Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)     Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3 - Shares Subject to Plan

Section 3.1     Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2     Share Limitations.

(a)     Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 196,934 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 140,667 shares of Stock, which represents ten percent (10%) of the number of shares sold in connection with the mutual-to-stock conversion of AJS Bancorp, MHC on October 9, 2013 (the “Conversion”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units is 56,267 shares of Stock, which represents four percent (4%) of the number of shares sold in the Conversion. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)     Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3     Limitations on Grants to Individuals.

To the extent required by applicable law or regulations or in the absence of an applicable regulatory waiver:

(a)     Stock Options - Employees. The maximum number of shares of Stock, in the aggregate, that may be issued to any one Employee Participant under the Plan pursuant to the exercise of Stock Options shall be 35,166 shares, all of which may be granted during any calendar year. Such maximum amount represents twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options.

(b)     Restricted Stock Awards and Restricted Stock Units - Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one Employee Participant under the Plan shall be 14,066 shares, all of which may be granted during any calendar year. Such maximum amount represents twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

(c)     Stock Options - Directors. The maximum number of shares of Stock, in the aggregate, that may be issued to any one individual non-Employee Director under the Plan pursuant to the exercise of Stock Options shall be 7,033 shares, all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive more than 42,200 shares pursuant to the exercise of Stock Options, all of which may be granted during any calendar year. Such maximum amounts represent five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options.

(d)     Restricted Stock Awards and Restricted Stock Units - Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one individual non-Employee Director under the Plan shall be 2,813 shares, all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive more than 16,880 shares of Restricted Stock, all of which may be granted during any calendar year. Such maximum amounts represent five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

(e)     The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4     Corporate Transactions.

(a)     General. If the shares of Stock are changed into or exchanged for a different number of kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Stock Options, or Restricted Stock or Restricted Stock Unit Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Committee.  In addition, the number and kind of shares for which grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event.  Any such adjustment in outstanding Stock Options shall not change the aggregate Stock Option purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the Stock Option purchase price per share. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and

Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)     Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.5     Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)     Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)     Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1     Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

(a)     At the time of a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for their remaining unexpired term as of the effective date of a Change in Control, provided, however that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Termination of Service (or exercised more than one year following Disability) subsequent to a Change in Control.

(b)     At the time of a Change in Control, all Restricted Stock Awards described in Section 2.1(b) and Restricted Stock Units described in Section 2.1(c) shall become fully earned and vested immediately.

Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)                  In the event of a Change in Control, any performance measure attached to a Performance Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2     Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall mean an event of a nature that: (i) would be required to be reported in response to Item 1.01(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of Exchange Act; or (ii) results in a Change in Control of the Company within the meaning of the Home Owners’ Loan Act, as amended (“HOLA”), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company’s outstanding securities except for any securities purchased by the Bank’s employee stock ownership plan or trust; or (b) individuals who constitute the Company’s Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

ARTICLE 5 - COMMITTEE

Section 5.1     Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award.  The Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2     Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)                     To the extent not prohibited by applicable law (including the regulations promulgated by the Board of Governors of the Federal Reserve System that apply to stock benefit plans), the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and except with respect to Performance Awards intended to be subject to Code Section 162(m), to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to the extent the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.

(b)                     The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)                      The Committee will have the authority to define terms not otherwise defined herein.

(d)                     Any interpretation of the Plan by the Committee and any decision made by it under the Plan are final and binding on all persons.

(e)                      In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3     Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (c) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4     Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5     Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee.  Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

 ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1     General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A or the applicable regulations promulgated by the Board of Governors of the Federal Reserve System that apply to stock benefit plans, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s shareholders.

Section 6.2     Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1     No Implied Rights.

(a)                     No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)                     No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)                      No Rights as a Shareholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2     Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3     Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4     Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5     Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6     Form and Time of Elections/Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within thirty (30) days thereafter. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7     Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8     Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9     Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10     Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11     Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.  The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12     No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13     Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Illinois without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Illinois, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14     Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer.

The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15     Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16     Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)                     in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)                     in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)                      in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17     Forfeiture Events.

(a)                     The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)                     If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board or required by applicable law from time-to-time.

Section 7.18     Automatic Exercise.

In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements.  Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19     Regulatory Requirements.

(a)                     The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

(b)                     Executive officers and Directors must exercise or forfeit their Stock Options in the event the Company: (i) becomes critically undercapitalized under the applicable regulatory capital requirements; (ii) is subject to an enforcement action by the Board of Governors of the Federal Reserve System or (iii) receives a capital directive under 12 C.F.R. Section 263.83.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1     In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)                     “10% Shareholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)                     “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)                      “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)                     “Board” means the Board of Directors of the Company.

(e)                  If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f)                       “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)                      “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)                     “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)                         “Committee” means the Committee acting under Article 5.

(j)                        “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)                     “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l)                         If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)                 “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company or a Subsidiary; (d) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(n)                 “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(o)                     “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p)                     “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(q)                     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r)                        “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(s)                       “Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422.

(t)                        “HOLA” has the meaning ascribed to it in Section 4.2.

(u)                     “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(v)                     “Incumbent Board” has the meaning ascribed to it in Section 4.2.

(w)                   “ISO” has the meaning ascribed to it in Section 2.1(a).

(x)                     “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y)                     “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z)                      “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.

(aa)              “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(bb)              “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

(cc)                “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(dd)              “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of the latest age at which a Director is eligible for election or appointment as a voting member of the Employer’s Board of Directors under the Employer’s charter, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Employer for purposes of vesting of Awards and exercise of Stock Options.

(ee)                “SEC” means the United States Securities and Exchange Commission.

(ff)                  “Securities Act” means the Securities Act of 1933, as amended from time to time.

(gg)                “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(hh)              “Stock” means the common stock of the Company, $0.01 par value per share.

(ii)                      “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(jj)                    “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(kk)              “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)     The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)     The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)     If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)     A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is 90 days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(v)     Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii).

For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(vi)     With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

Section 8.2     In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)                     actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)                     references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)                      in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)                     references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)                      “indications of time of day mean Central Time;

(f)                       “including” means “including, but not limited to”;

(g)                      all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)                     all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)                         the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)                        any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)                     all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

5217 ANNUAL MEETING OF STOCKHOLDERS MAY 21, 2014 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of AJS Bancorp, Inc., which the undersigned is entitled to vote at an Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 14757 S. Cicero Avenue, Midlothian, Illinois 60445, at 1:00 p.m., (local time) on May 21, 2014. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows: PLEASE MARK VOTES AS IN THIS EXAMPLE X REVOCABLE PROXY AJS BANCORP, INC. Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. With- For held 1. The election as director of the nominee listed below. Roger L. Aurelio FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE For Against Abstain 2. The approval of the AJS Bancorp, Inc. 2014 Equity Incentive Plan. 3. The ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the year ending December 31, 2014. The Board of Directors recommends a vote “FOR” the listed proposals. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to our Corporate Secretary at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force or effect. This proxy may also be revoked by sending written notice to our Corporate Secretary at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. The undersigned acknowledges receipt from us prior to the execution of this proxy of a Notice of the Annual Meeting. For Against Abstain Mark here if you plan to attend the meeting. Mark here for address change. __________________________________________________________ __________________________________________________________ __________________________________________________________ Comments: __________________________________________________________ __________________________________________________________ __________________________________________________________